PROVIDENCE SERVICE CORPORATION

LogistiCare + Simplura HEALTH GROUP





INVESTOR PRESENTATION | CONFIDENTIAL

THE PROVIDENCE SERVICE CORPORATION

October 2020

NASDAQ: PRSC

FORWARD-LOOKING STATEMENTS

The sole purpose of this presentation is to provide a general overview and update of the business and operations of Providence Service Corporation (the "Company") and its subsidiaries and affiliates, and does not purport to deal with all aspects and details in respect thereof. This presentation may not be reproduced, disclosed, distributed or used without the prior written consent of the Company. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The information contained in this presentation does not constitute investment, legal, accounting, regulatory, taxation or other advice and the information does not take into account your investment objectives or legal, accounting, regulatory, taxation or financial situation or particular needs. The information in this presentation are provided as of the date of this presentation. The Company is under no obligation to update or keep current the information contained in this presentation. By its acceptance hereof, the recipient agrees that none of the Company, its advisors or their respective affiliates and representatives make any representation or warranty, expressed or implied, as to, and accordingly no reliance should be placed on, the fairness, accuracy, use, reliability, reasonableness, completeness or correctness of the information contained in this presentation (or any omissions) or of the opinions and conclusions given or implied in this presentation or any other written or oral communication transmitted or made available to the recipient. By its acceptance hereof, the recipient agrees that the Company, its advisors and their respective representatives expressly disclaim and will be held harmless from any and all liability based, in whole or in part, on such information, opinions or conclusions, assumptions or projections, and any errors therein or omissions therefrom.

Certain statements contained in this presentation constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are predictive in nature and are frequently identified by the use of terms such as "may," "will," "should," "expect," "anticipate," "believe," "estimate," "intend," and similar words indicating possible future expectations, events or actions. Such forward-looking statements are based on current expectations, assumptions, estimates and projections about our business and our industry, and are not guarantees of our future performance. These forward-looking may include estimates of our third quarter financial results, the incremental impact on our adjusted earnings per share, the anticipated potential short payback period due to Simplura's attractive cash flow profile, expected increase in revenues, adjusted EBITDA, Adjusted EBITDA Margin, pro forma net debt and other measures of financial performance, potential future plans, strategies or transactions and other anticipated benefits of the proposed acquisition, including estimated synergies and customer cost savings resulting from the proposed acquisition, the expected timing of completion of the proposed acquisition, the estimated costs associated with the proposed acquisition and other statement that are not historical facts. These statements are subject to a number of known and unknown risks, uncertainties and other factors, many of which are beyond our ability to control or predict, which may cause actual events to be materially different from those expressed or implied herein, including but not limited to: the ability to obtain regulatory approvals, or the possibility that they may delay the transaction or that such regulatory approval may result in the imposition of conditions that could cause the parties to abandon the transaction; the risk that a condition to closing of the acquisition may not be satisfied; our ability to integrate our and Simplura's businesses successfully and to achieve anticipated synergies; the possibility that other anticipated benefits of the proposed transaction will not be realized, including without limitation, anticipated revenues, expenses, earnings and other financial results, and growth and expansion of the new combined company's operations; potential litigation relating to the proposed transaction that could be instituted against us or our directors; possible disruptions from the proposed transaction that could harm us and our business, including current plans and operations; our ability to retain, attract and hire key personnel; potential adverse reactions or changes to relationships with clients, employees, suppliers or other parties resulting from the announcement or completion of the acquisition; potential business uncertainty, including changes to existing business relationships, during the pendency of the acquisition that could affect our financial performance; certain restrictions during the pendency of the acquisition that may impact our ability to pursue certain business opportunities or strategic transactions; continued availability of capital and financing and rating agency actions; legislative, regulatory and economic developments; unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as management's response to any of the aforementioned factors; the early termination for non-renewal of contracts; our ability to successfully respond to governmental requests for proposal; our ability to fulfill our contractual obligations; our ability to identify and successfully complete and integrate other acquisitions; our ability to identify and realize the benefits of strategic initiatives; the loss of any of the significant payors from whom we generate a significant amount of our revenue; our ability to accurately estimate the cost of performing under certain capitated contracts; our ability to match the timing of the costs of new contracts with its related revenue; the outcome of pending or future litigation; our ability to attract and retain senior management and other qualified employees; our ability to successfully complete recent divestitures or business termination; the accuracy of representations and warranties and strength of related indemnities provided to us in acquisitions or claims made against us for representations and warranties and related indemnities in our dispositions; our ability to effectively compete in the marketplace; inadequacies in or security breaches of our information technology systems, including our ability to protect private data; the impact of COVID-19 on us, including: the duration and scope of the pandemic; governmental, business and individuals' actions taken in response to the pandemic; economic activity and actions taken in response; the effect on our clients and client demand for our services; and the ability of our clients to pay for our services; seasonal fluctuations in our operations; impairment of long-lived assets; the adequacy of our insurance coverage for automobile, general liability, professional liability and workers' compensation; damage to our reputation by inaccurate, misleading or negative media coverage; our ability to comply with government healthcare and other regulations; changes in budgetary priorities of government entities that fund our services; failure to adequately comply with patient and service user information regulations; possible actions under Medicare and Medicaid programs for false claims or recoupment of funds for noncompliance; changes in the regulatory landscape applicable to Matrix; changes to our estimated income tax liability from audits or otherwise; our ability to meet restrictive covenants in our credit agreement; restrictions in the terms of our preferred stock; the costs of complying with public company reporting obligations; and the accuracy of our accounting estimates and assumptions.

The Company has provided additional information in our annual report on Form 10-K and subsequent filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to update or revise any forward- looking statements contained in this release, whether as a result of new information, future events or otherwise, except as required by applicable law.

Non-GAAP Financial Information

In addition to the financial results prepared in accordance with generally accepted accounting principles in the United States ("GAAP"), this presentation includes EBITDA and Adjusted EBITDA for the Company and its segments, which are performance measures that are not recognized under GAAP. EBITDA is defined as. income (loss) from continuing operations, net of taxes., before: (1) interest expense, net, (2) provision (benefit) for income taxes and (3) depreciation and amortization. Adjusted EBITDA is calculated as EBITDA before certain items, including (as applicable): (1) restructuring and related charges, including costs related to our corporate reorganization, (2) equity in net (gain) loss of investee, (3) certain litigation related expenses, settlement income or other negotiated settlements relating to certain matters from prior periods, (4) certain transaction and related costs, and (5) COVID-19 related costs. Our non-GAAP performance measures exclude certain expenses and amounts that are not driven by our core operating results and may be one time in nature. Excluding these expenses makes comparisons with prior periods as well as to other companies in our industry more meaningful. We believe such measures allow investors to gain a better understanding of the factors and trends affecting the ongoing operations of our business. We consider our core operations to be the ongoing activities to provide services from which we earn revenue, including direct operating costs and indirect costs to support these activities. In additional our net gain or loss in equity investee is exclude-d from these measures, as we do not have the ability to manage the venture, allocate resources within the venture, or directly control its operations or performance. Our non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in our industry, as other companies in our industry may calculate non-GAAP financial results differently. In addition, there are limitations in using non-GAAP financial measures because they are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies, and exclude expenses that may have a material impact on our reported financial results. The presentation of non-GAAP financial information is not meant to be considered in isolation from or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. We urge you to review the reconciliations of our non-GAAP financial measures to the comparable GAAP financial measures included below, and not to rely on any single financial measure to evaluate our business.

TODAY'S PRESENTERS

DANIEL E. GREENLEAF
President & CEO,
The Providence Service Corporation

- 15+ years of experience as a President / CEO / Chairman leading public and private healthcare companies through periods of transformation and growth
- Successful track-record of operational excellence and turnaround execution
- Former President and CEO of BioScrip, CEO and Chairman of Home Solutions, and CEO and President of Coram Specialty Infusion Services

KEVIN DOTTS
Chief Financial Officer,
The Providence Service Corporation

- 30+ years of financial leadership experience in public and private companies
- Previously CFO at Culligan, EarthLink and various Financial Leadership roles at General Electric

DAVE MIDDLETON
President & CEO,
Simplura Health Group

- Joined Simplura (then a portfolio company of Brown Brothers Harriman) as CFO in 2007 and assumed the President / CEO role in October 2007
- Previously President and CEO of the Irving Tanning Company
- Prior to the Irving Tanning Company, served as an executive at Hanson Industries, the U.S. arm of a U.K.-based conglomerate

JAMES CARUSO
Chief Financial Officer,
Simplura Health Group

- Joined Simplura in 2016
- Previously Jim served as Lead Partner of the Finance & Accounting Outsourcing (FAO) group for the PA / NJ market of RSM U.S. LLP
- Prior to RSM, Jim was CFO of a private-equity backed manufacturer, held financial management roles in operating units of two Fortune 500 companies and worked for Deloitte in two separate stints in both auditing and management consulting roles

TABLE OF CONTENTS

I. Executive Summary

THE PROVIDENCE SERVICE CORPORATION

EXECUTIVE SUMMARY

- The Providence Service Corporation ("PRSC", "Providence" or the "Acquirer") (NASDAQ: PRSC, market capitalization of $1.5 billion[1]), through its wholly-owned subsidiary, LogistiCare Solutions, LLC, is the nation's largest manager of non-emergency medical transportation ("NEMT") programs for State Governments and Managed Care Organizations ("MCOs")
  - Manages NEMT benefits on behalf of MCO Payors and State Governments for healthcare's most vulnerable and costly populations, executes 63 million rides annually for 29 million covered lives, across its nationwide network of 5,800 third-party transportation providers
  - Technology-enabled operating model with core competencies in risk underwriting, call center management, network credentialing, vendor payment management and non-emergency medical transport management
  - For the last twelve months ("LTM") period ending June 30, 2020, PRSC/LogistiCare generated Revenue of $1,427.8 million and Adjusted EBITDA of $105.7 million (7.4% margin)[2]
- On September 28, 2020, Providence entered into a definitive agreement to acquire Simplura Health Group ("Simplura", the "Target" or together with PRSC the "Combined Company") in an all cash deal for $575.0 million (the "Transaction")
- Simplura is a leading provider of non-medical home care services to Medicaid patient populations, including seniors and disabled adults, in need of care monitoring and assistance performing activities of daily living
  - Employs ~14,000 trained caregivers serving complex patients across seven states daily (~21 million hours annually), through a collection of locally known and trusted brands, each with its own go-to-market strategy
  - For the LTM Period ending June 30, 2020, Simplura generated Revenue of $470.0 million and Adjusted EBITDA $49.6 million (10.6% margin)[2]
- Providence's acquisition of Simplura advances the Company's goal of providing a comprehensive, technology-enabled, suite of supportive care solutions for our payor customers and end users, focused on addressing the social determinates of health ("SDoH") and enabling greater access to healthcare and improved outcomes
- Transaction to be financed with $500.0 million of Senior Unsecured Notes, and the balance of the purchase price will be funded with a $107.3 million draw on PRSC's $225.0 million Senior Secured Revolving Credit Facility and cash from the balance sheet
- Pro forma for the Transaction, the Combined Company's Total Leverage and Total Net Leverage will be 3.9x and 3.6x, respectively, based on pro forma LTM 6/30/20 Adjusted EBITDA of $155.3 million[2]
- Pro forma for LTM 9/30/20E[3], the Transaction results in Total Leverage and Total Net Leverage of 3.2x and 2.1x, respectively, based on PF LTM 9/30/20E Adjusted EBITDA of $191.9 million and $198.8 million of cash[2]

(1) Diluted shares outstanding of 14 million at closing price of $105.23 on 10/16/20.
(2) See Financial Overview section for a reconciliation of non-GAAP financial measures.
(3) Pro forma LTM 9/30/20E represents the midpoint of management provided estimates. These estimates were prepared based upon preliminary information and a number of assumptions, estimates and business decisions that are inherently subject to significant business and economic conditions and competitive uncertainties and contingencies, many of which are beyond our control, and are subject to change following completion of the quarter-end review process for the three months ending September 30, 2020, and other developments arising between now and the time such financial results are finalized.

TRANSACTION OVERVIEW

$ Millions

Sources & Uses

Sources			Uses		
Revolving Credit Facility due 2023 ($225.0)	$	107	Purchase of Simplura [1]	$	575
New Senior Unsecured Notes due 2025		500	Estimated Fees & Expenses		34
Cash from Balance Sheet		2			
Total Sources	**$**	**609**	**Total Uses**	**$**	**609**

Capitalization

	Reported 6/30/20	Pro Forma 6/30/20	PF Flash 9/30/20E [6]
Cash & Cash Equivalents	$ 42	$ 54	$ 199
Revolving Credit Facility due 2023 ($225.0)	-	107	107
Total Secured Debt	**$ -**	**$ 107**	**$ 107**
New Senior Unsecured Notes due 2025 [2]		500	500
Total Debt	**$ -**	**$ 607**	**$ 607**
Market Capitalization [3]	1,478	1,478	1,478
Total Capitalization	**$ 1,478**	**$ 2,086**	**$ 2,086**

Credit Statistics

	Reported 6/30/20	Pro Forma 6/30/20	PF Flash 9/30/20E [6]
PF LTM Adj. EBITDA [4]	$ 106	$ 155	$ 188
PF Cash Interest Expense [5]		36	36
PF LTM Adj. EBITDA / Cash Int. Expense		4.3x	5.3x
Secured Net Leverage	**nm**	**0.3x**	**nm**
Total Net Leverage	**nm**	**3.6x**	**2.2x**
Equity / Total Capitalization	**100%**	**71%**	**71%**

(1) Represents purchase multiple of 11.6x based on Simplura's PF LTM 6/30/20 Adj. EBITDA of $49.6 million.
(2) Represents the face value of the notes offering.
(3) Based on 14 million diluted shares outstanding at closing price of $105.23 on 10/16/20.
(4) See Financial Overview section for a reconciliation of non-GAAP financial measures.
(5) Illustrative pro forma interest expense based on $500 million of Senior Unsecured Notes and $107.3 million in Revolver borrowings.
(6) Pro forma LTM 9/30/20E represents the midpoint of management provided estimates and 9/30/20E management estimated cash balances.

PRO FORMA CORPORATE STRUCTURE



Legend
Issuer
Subsidiary Guarantor
Non-Guarantor
$225.0 million Revolving Credit Facility due 2023
$500.0 million Senior Unsecured Notes due 2025
The Providence Service Corporation (DE)
NASDAQ: PRSC
Prometheus Holdco, LLC (DE) (43.6% Equity Investment in Matrix Medical)
LogistiCare Solutions, LLC (DE)
Socrates, LLC (DE)
Circulation, Inc. (DE)
Health Trans, Inc. (DE)
National MedTrans, LLC (NY)
Provado Technologies, LLC (FL)
Red Top Transportation, Inc. (FL)
Ride Plus, LLC (DE)
OEP AM, Inc.
Domestic Subsidiaries
AM Intermediate Holdco, Inc.
AM Holdco, Inc.
All Metro Health Care Services, Inc. (NY, NJ, FL Grandparent)
CGA Holdco, Inc. (PA Parent)
Multicultural Home Care, Inc. (MA Parent)
A&B Homecare Solutions, LLC (CT Parent)
All Metro Home Care Services, Inc. (NY, NJ, FL Parent)
Cargegivers America, LLC
Helping Hand Home Healthcare Agency, Inc.
Arsens Home Care Inc.
Other Immaterial Subsidiaries (non-guarantors)
Domestic Subsidiaries(1)

(1) *New York entities will not provide guarantees until receipt of regulatory approval.*

II. The Providence Service Corporation Overview

THE PROVIDENCE SERVICE CORPORATION

OVERVIEW OF PROVIDENCE

$ Millions; except Share Price

- We are the **largest non-emergency medical transportation ("NEMT") provider** in the United States through our fully-owned subsidiary, **LogistiCare®**.
- Our solutions address a critical **social determinant of health**: transportation of patients to and from point of care.
- We are an **asset-light, technology-enabled healthcare logistics** company serving healthcare's most vulnerable populations.
- We hold a minority equity investment in **Matrix Medical Network™**.

63 mm Trips per Year

5,800 Transportation Providers

29 mm Lives Managed

Headquarters	**Atlanta, GA**
Year Formed	**1996**
LogistiCare Employees	**~3,500**
Exchange / Ticker	**NASDAQ / PRSC**
Share Price (10/16/20)	**$105.23**
Shares Out. (10/16/20)	**~14 mm**
Market Cap. (10/16/20)	**~$1,478 mm**
Total Cash (6/30/20)	**$41.8 mm**
Total Debt (6/30/20)	**$0.0 mm**
LTM 6/30/20 Revenue	**$1,427.8 mm**
LTM 6/30/20 Adj. EBITDA[(1)]	**$105.7 mm**

(1) See Financial Overview section for a reconciliation of non-GAAP financial measures.

PROVIDENCE TIMELINE & EVOLUTION

1996

PROVIDENCE SERVICE CORPORATION

Providence Service Corporation founded as a behavioral health services business

2007

LogistiCare

Acquired LogistiCare

2013

Formed holding company structure and re-branded legacy behavior health company as Providence Human Services

2014

ingeus

Matrix Medical Network

Acquired Ingeus and Matrix Medical Network

2015

Sold Providence Human Services

2016

Matrix Medical Network

Sold majority stake in Matrix covering initial investment cost basis

2018

CIRCULATION

Announced organizational consolidation and completed acquisition of Circulation, Inc. and sale of Ingeus

2019

Completed Organizational Consolidation on track to result in at least $10M of run-rate savings by removal of holding company operations and structure

2020

NATIONAL MEDTRANS

Simplura HEALTH GROUP

Acquired National MedTrans, a leading non-emergency medical transport business.

Signed Definitive Agreement on September 28th to acquire Simplura Health Group, a leading provider of non-medical home care services to Medicaid patient populations

LOGISTICARE

THE LARGEST NON-EMERGENCY MEDICAL TRANSPORTATION MANAGER IN THE U.S. FOR STATES & MCOS

Powering critical services at scale with networks and technology

SERVICES

- Coordinating non-emergency medical transportation services through its extensive network of 5,800 credentialed transportation providers

MEMBERS

- Primarily Medicaid and some Medicare eligible members whose limited mobility or financial resources hinders their ability to access necessary healthcare and social services

PAYORS and CLIENTS

- Contracted with State Medicaid Agencies, Managed Care Organizations (MCOs), Accountable Care Organizations (ACOs), and healthcare providers

TECH TRANSFORMATION

- Acquisition of Circulation, an on-demand provider of NEMT services for healthcare systems
- Uses technology to provide broad interconnectivity among members, payors and network for transportation providers
- Flexible, highly scalable, capable of supporting substantial growth for existing and future clients







WHY NEMT SERVICES MATTER







- ✓ 3.6M Medicaid members miss out on medical care annually due to a lack of transportation
- ✓ 21% of NEMT rides require specialized transport which means brokers are overly reliant upon Transportation Network Companies ("TNCs") that cannot provide a fully responsive solution
- ✓ Historically, taxi vouchers have proven vulnerable to fraud, waste and abuse, and offer limited insight or financial control
- ✓ With legacy delivery models, rides must be ordered days in advance and patients often have to deal with lengthy pickup windows – creates additional windows that could be utilized
- ✓ Discharged patients are often waiting at length for rides, which can become liability risks for hospitals – market is in high demand for a solution to address this pain point
- ✓ Patients are over-utilizing emergency services in part because they lack transportation to get to urgent or primary care and follow-up appointments, presenting new market opportunities
- ✓ Healthcare providers are burdened by the significant financial impact of no-shows, a problem that costs the U.S. healthcare system $150B annually

Source: Health Management Technology, SCI Solutions.

MARKET LEADING BUSINESS OPERATING AT SCALE(1)

NEMT MARKET LEADER(1) SERVING HEALTHCARE'S MOST VULNERABLE AND FRAGILE POPULATIONS THROUGH ITS MULTIMODAL TRANSPORTATION NETWORK AND OFFERING PLATFORM

Brands	Presence	Scale

Brands

LogistiCare

CIRCULATION

PROVADO

NATIONAL MEDTRANS

Presence



States serviced by LogistiCare
LogistiCare Regional Offices
Logisticare Operations Centers
Logisticare Headquarters

Scale

- ~29 million members in 49 states
- ~63 million annual trips managed through 5,800 transportation providers
- ~200 unique payors
- ~20 million calls
- ~300 contracts (State & MCO)

Experienced broker with multi-market experience and local focus → **Largest medical transportation provider network nationwide** → **Financial strength and consistency – 7% CAGR since 2017(2)** → **Nationally recognized focus on quality and safety** → **Nationwide coverage through interconnected operations centers**

(1) Defined in terms of revenue, trip volume and members served.
(2) 2017-2019 revenue CAGR.

CLEAR MARKET LEADER IN THE U.S. NEMT INDUSTRY

- LogistiCare is more than three times larger than the #2 player
- Nationwide presence
- Scale matters
  - Ability to invest in technology and innovation to enhance customer experience
  - Transportation provider network efficiencies
  - Recruitment of top talent

Estimated U.S. NEMT Market Share[(1)]


LogistiCare
~40%
MTM
~11%
$4.3 B
SOUTHEASTRANS
~5%
veyo
~4%
~40%
Other / Fragmented

Source: Company's management estimates.
(1) Pro forma for acquisition of National MedTrans.

LOGISTICARE 2019 REVENUE BREAKDOWN(1)

+90% ANNUAL RENEWAL RATE, AND LIMITED CUSTOMER CONCENTRATION

By Funding Source


92%
8%

Medicaid

Medicare Advantage

*Stable non-cyclical **Medicaid** business plus significant **Medicare Advantage ("MA") growth** opportunity (MA enrollment increases and NEMT benefit expansion)*

By Contract Type


85%
15%

Capitated

Other

*Capitated contracts drive predictability through per member per month **recurring revenue***

By Payor Type


51%
49%

MCOs

State Medicaid Agencies

Managed Care Organization ("MCO") contracts tend to be annual evergreen, while State contracts renew every 3 to 5 years

(1) Not pro forma for acquisition of National MedTrans.

LOGISTICARE'S TECHNOLOGY TRANSFORMATION


Integrated dispatch, monitored, proactive bi-directional communication
Transportation / Provider Network
Digital Integration & visibility
Automated trip management
Seamless billing flows
Trip schedule alignment with Will call trip automation
Business Operations
Member Self Service
Eligibility Automation
Seamless Communications
Collaborative Service Delivery
End-to-end connectivity
Digital speed and accuracy
Transparency
Facilities and Clients
Prior automation
EMR Integration
Dispatch Management
Schedule Synchronization
Analytics
Member Experience
My Channel when I want
My Ride visibility
Driver/trip ratings
Mileage Reimbursement
Micro payments
Digital Mass Transit passes
Self-service
Multi-channel voice, mobile, web, chat/SMS, email

COVID-19 RESPONSE

- Our top priority is protecting the **health and safety** of teammates, transportation partners and members
- We have **innovated our services** to meet evolving needs during the pandemic
  - Providing members with access to food
  - Transport of healthcare professionals
- We are **supporting our transportation providers**
  - Financial assistance program
  - Waivers on timely filing
- We are **well positioned to withstand the storm**
  - Essential services
  - Risk mitigation program in place
  - Short-term benefit from lower member utilization – capitated contracts
  - Increase in Medicaid enrollment







NATIONAL MEDTRANS ACQUISITION OVERVIEW

TREMENDOUS STRATEGIC FIT

- ✓ PRSC acquired National MedTrans in May 2020
- ✓ Provides NEMT services across 12 states
- ✓ **Strategic fit:**
  - Deepens our national presence
  - Solidifies LogistiCare's #1 position in industry
  - Establishes long-term strategic and economic partnerships with key payors
  - Adds approximately five million trips per year
  - Brings approximately two million members to the LogistiCare platform
  - Scales well–acquiring ongoing contractual relationships, excluding operations
- ✓ **Attractive financial characteristics:**

Purchase Price	**~$80 million (all cash)**
Annual revenue (est.)	**>$200 million**
Revenue mix	**~85% capitated**
Gross margin profile	**In line with that of LogistiCare**

OVERVIEW OF EQUITY INVESTMENT IN MATRIX

- Providence owns a **43.6%** minority stake in Matrix Medical Network
- Matrix represents **additional "hidden" value** not reflected in Providence's reported adjusted EBITDA
- Recent developments reflected in Matrix's Q2'20 results:
  - Launched a **new employee health and wellness product** developed for companies maintaining critical operations during COVID-19
  - Implemented a **new telehealth alternative** for its core business

$285 mm
Net Debt
6/30/20

$59 mm
LTM 6/30/20
Adj. EBITDA

$132 mm
Book Value
6/30/20

Matrix
Medical Network

Q2 Adjusted EBITDA[(1)]



$ Millions
$13.7
$32.6
Q2'19
Q2'20

Matrix provides a broad array of assessment and care management services that improve health outcomes for individuals and financial performance for health plans. Matrix's national network of community-based clinicians delivers in-home and on-site services while its fleet of mobile health clinics provide community-based care with advanced diagnostic capabilities. These solutions combined with Matrix's advanced engagement approach, help health plans manage risks, close care gaps and connect members to care.

(1) *The results of PRSC's equity investment in Matrix are excluded from Providence's Adjusted EBITDA.*

PROVIDENCE / LOGISTICARE LEADERSHIP TEAM



DANIEL E. GREENLEAF
PRESIDENT & CEO

bioscrip, CORAM, HomeSolutions, APRIA

December 2019



KEVIN DOTTS
CHIEF FINANCIAL OFFICER

fusion connect, INAP, Culligan, EarthLink, GE

August 2018



KENNETH WILSON
CHIEF OPERATING OFFICER

Hanger, sodexo, CardinalHealth, Baxter

May 2020



KATHRYN STALMACK
SVP, GENERAL COUNSEL

bioscrip, POLSINELLI

August 2019



WALT MEFFERT
CHIEF INFORMATION OFFICER

Hanger, CORAM, VersantHealth, APRIA

January 2020



JOHN MCMAHON
CHIEF ACCOUNTING OFFICER

option care health, bioscrip, HESKA, Advanced Energy

August 2020



LAUREL EMORY
SVP, HUMAN RESOURCES

CORAM, MEDICAL TEAMS INTERNATIONAL

February 2020



JODY KEPLER
CHIEF COMPLIANCE OFFICER

bioscrip, CORAM

March 2020

III. Simplura Health Group Overview

THE PROVIDENCE SERVICE CORPORATION

OVERVIEW OF SIMPLURA

LTM Revenue (6/30/20)	• $470.0 million
LTM EBITDA (6/30/20)[(1)]	• $49.6 million
Services Overview	• Provides non-medical home care to Medicaid patient populations, including seniors and disabled adults, in need of care monitoring and assistance performing activities of daily living
Growth Strategy	• Drive census in existing markets, increase penetration into managed care, evaluate strategic tuck-in opportunities, and expand into new markets and programs
Customer Profile	• High-cost, high-acuity patients (aged, blind, disabled), including patients with multiple co-morbidities and those requiring many medications
Geographic Footprint (% of Revenue)	• NY (46%), PA (38%), MA (9%), CT (2%), FL (2%), WV (2%), NJ (1%)

By the Numbers

7 States	**~21mm** Hours of Care/Year	**~14,000** Care givers
9 Acquisitions over last 5 years	**Mid-Teens** Revenue CAGR	**10% - 12%** EBITDA Margin

Simplura Enables Aging in Place and Supports Wellness


Meal Prep
Rx Reminder
Bathing
Assist with Dressing
Personal Hygiene
Assist with Ambulation

(1) *See Financial Overview section for a reconciliation of non-GAAP financial measures.*

SIMPLURA VALUE PROPOSITION

Individuals and Families

- Enables care in the preferred, most familiar home setting, allowing aging-in-place
- Provides companionship and personalized care
- Drives improved health outcomes and satisfaction (enhanced quality of life)

Physicians

- Encourages patient adherence to medicine regimes
- Delivers data and insights to improve early diagnosis and assist in guiding clinical interventions
- Monitors patient wellbeing for implementation of long-term care management strategies

Payors

- Lowers the cost of care by delaying or eliminating the need for care in more expensive settings
- Without personal care, patients typically progress to nursing homes at more than 2x the cost
- Long-term partner to Medicaid payors with significant growth opportunity in Medicare Advantage

Simplura provides personal care in the consumer-preferred home setting, enhancing quality of life for members while lowering cost of care for payors

SIMPLURA LEADERSHIP TEAM

David Middleton
President & Chief Executive Officer

James Caruso
Chief Financial Officer

Evan Kaplan
Chief Compliance Officer

Seth Shapiro
VP & Chief Administrative Officer

Aron Galinovsky
President CT Market

Mia Haney
President PA Market

Rich Keller
President NY, NJ & FL Markets

Carolyn McCarthy
President MA Market

Heather Velez
Chief Operating Officer WV Market

James Watson
Executive VP NY Waiver Market

IV. Strategic Rationale

THE PROVIDENCE SERVICE CORPORATION

STRATEGIC RATIONALE

Accelerates Providence's vision to create the nation's preeminent **Social Determinants of Health** company

Unites two **complementary pioneers** that serve similar, highly vulnerable patient populations and deepens existing customer relationships

Adds a **personal care / home health leader** with **high customer retention rates**, a track record of **consistent growth** and a **strong free cash flow profile**

Expands Providence's **total addressable market** significantly in a **fast-growing** segment of healthcare with **favorable tailwinds**

Leverages **management's and Board's home health expertise** and provides a **new platform for growth** through a **higher multiple, higher margin business**

Delivers **immediate earnings accretion**, **transformative growth**, and an **attractive pro forma business model** with projected **short payback period**

WELL POSITIONED TO BE AN INTEGRATED SOCIAL DETERMINANTS OF HEALTH ("SDOH") COMPANY


Simplura
HEALTH GROUP
LogistiCare
LogistiCare
Personal Care
Behavioral / Social
Nutrition
Medication Management
Transportation
Remote Monitoring
Supportive Care
Clinical Interventions
Home Nursing
Hospice
House Calls
Dialysis / Infusion
Equipment / Supplies
Telemedicine

- PRSC is one of the largest players in SDOH today with unique technology, risk and data capabilities
- Combined organization will have platforms across multiple high value segments:
  - Transportation
  - Personal Care
  - Nutrition / food
- Clear path to better coordinate and integrate service lines and drive efficiencies via technology
- Goal to shift over time to bundled, value-based contracting, similar to non-emergency medical transportation

PRSC has a unique opportunity to organize, standardize and integrate day-to-day supportive services, addressing gaps in current value-based care models and enabling longitudinal care management.

TWO COMPLEMENTARY SDOH PIONEERS

LogistiCare

The largest non-emergency medical transportation provider in the US

Simplura HEALTH GROUP

A leading provider of non-medical personal care in the home

Common Mission

Enabling people to remain independent in their homes

Lowering the cost of healthcare

Improved patient outcomes and quality of life

Serving Similar Vulnerable Populations

Seniors

Chronically ill

Disabled adults

Deepens Existing Customer Relationships

States

Managed Care Organizations

Opportunity for multi-capitated services

Expanding Medicare Opportunities

SIGNIFICANTLY EXPANDS ADDRESSABLE MARKET IN A LARGE AND HIGH-GROWTH ADJACENCY



$63.0B
Core NEMT Market(2)
$8.0B
$4.3B
$1.7B

Add **~$55B for Personal Care Services Market**[1]

Add **~$4B for Medicare Advantage Growth** (potential NEMT benefit expansion and enrollment increases over the next decade)

Existing U.S. NEMT Market (est.)

LogistiCare (2019 revenue)[3]

The personal care market is expected to grow to ~$100 billion by 2024 (~9-14% CAGR)[1] benefiting from the same trends as NEMT

(1) Source: McKinsey.
(2) Based on company estimates; excludes ~$6B for adjacent market opportunities (e.g., Workers Comp, VA, Food Delivery, Retirees).
(3) Pro forma for acquisition of National MedTrans.

MULTIPLE TAILWINDS SUPPORTING GROWTH

Positive Demographic Trends Will Support Growth for Years

Daily Average Number of U.S. Population Turning 65 Years Old (thousands)


Baby Boomers Begin Turning 65
5.5 5.5 5.8 6.2 7.2 7.3 9.8 9.3 9.6 10.2 10.8 11.3 11.3 11.6 11.4
2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 2022 2024 2026 2028

65+ Years Old U.S. Population (millions)


Percent of Population
15% 17% 21% 22% 22% 23%
49.2 56.1 73.1 80.8 85.7 94.7
2016 2020 2030 2040 2050 2060

Well Positioned for Value-Based Care Environment: Lowest Cost Care Setting

Daily Cost of Care by Setting


~95% Cost Savings
$2,882
$1,512
$1,415
$388
$189
Hospital LTACH IRF SNF Homecare

Medicaid LTSS Spend by HCBS vs Institutional


73% 65% 57% 51% 43%
27% 36% 43% 49% 57%
2000 2004 2008 2012 2016
Institutional LTSS
Home and Community-Based Services

Sources: Wall Street research, U.S. Census Bureau, U.S. Government Accountability Office, Centers for Medicare and Medicaid Services.

PRO FORMA REVENUE & PAYOR MIX


LogistiCare
LogistiCare + Simplura HEALTH GROUP
REVENUE MIX(1)
NEMT 100%
NEMT 76%
Homecare 24%
PAYOR MIX(2)
MCOs 51%
State Medicaid Agencies 49%
MCOs 53%
State Medicaid Agencies 47%
REVENUE BY STATE(1)
Other 29%
NJ 12%
CA 8%
FL 8%
NY 8%
AZ 7%
ME 6%
TX 6%
VA 6%
SC 6%
GA 4%
Other 27%
NY 17%
PA 12%
NJ 9%
FL 6%
CA 6%
AZ 5%
SC 4%
TX 5%
VA 4%
GA 3%

Combination diversifies LogistiCare from a pure-play NEMT broker to a manager of multiple benefits

Source: Company's management estimates.
(1) As of LTM 6/30/20; (2) As of FY 2019.

PRO FORMA FINANCIALS: ENHANCED SCALE, MARGIN & ORGANIC GROWTH OPPORTUNITY

EXCLUDES THE IMPACT OF POTENTIAL FUTURE SYNERGIES

(LTM 6/30/20; $ Millions)	LogistiCare	Simplura Health Group	Pro Forma
Revenue[(1)]	$1,427.8	$470.0	$1,897.7
Adjusted EBITDA[(2)]	$105.7	$49.6	$155.3
Adjusted EBITDA Margin	7.4%	10.6%	8.2%
Industry Growth	Low to mid single-digit	High single-digit to mid-teens	Blended rate

(1) *Not pro forma for acquisition of National MedTrans.*
(2) *See Financial Overview section for a reconciliation of non-GAAP financial measures.*

TOGETHER WE HAVE MULTIPLE GROWTH LEVERS

Deliver on organic growth pillars at LogistiCare


RIGHT PEOPLE IN THE RIGHT SEATS
Ensuring each person is in the role that best fits their skills and capabilities
VOICE OF THE CUSTOMER
Creating a best-in-class experience for our customers and members
TRANSFORMATIONAL GROWTH
Growing beyond being the largest NEMT provider into a durable healthcare transportation company
SINGLE REPEATABLE MODEL
Standardizing and being more customer-centric across each contact center
ENHANCED TECHNOLOGY PLATFORM
Rollout of in-demand product that brings the best capabilities of LogistiCare Technology Platform
REBRANDING
Defining our company's mission, vision, and values and tying them to our external and internal brand

Execute on Simplura growth pathways

- Existing market growth
- Managed care penetration
- New markets and programs
- Opportunistic M&A

Deepen payor relationships by creating a "one-stop shop" for Social Determinants of Health solutions

V. Financial Overview

THE PROVIDENCE SERVICE CORPORATION

HISTORICAL PRO FORMA FINANCIAL PERFORMANCE

$ Millions

Revenue



$1,775.9
$1,977.2
$1,897.7
$1,823.5
$390.9
$467.2
$470.0
$468.1
$1,385.0
$1,509.9
$1,427.8
$1,355.4
2018
2019
PF LTM 6/30/20
PF LTM 9/30/20E(1)
PRSC / LogistiCare
Simplura

Adjusted EBITDA



6.9%
5.2%
8.2%
10.5%
$122.8
$102.4
$155.3
$191.9
$50.0
$51.2
$49.6
$54.1
$72.8
$51.2
$105.7
$137.8
2018
2019
PF LTM 6/30/20
PF LTM 9/30/20E(1)
PRSC / LogistiCare
Simplura
Adj. EBITDA Margin

Free Cash Flow(2)



85.2%
89.1%
94.1%
$104.6
$91.3
$146.1
$49.3
$50.9
$49.3
$55.3
$40.4
$96.8
2018
2019
PF LTM 6/30/20
PRSC / LogistiCare
Simplura
FCF Conversion

Gross Profit(3)



24.0%
21.9%
26.5%
$425.4
$433.8
$502.3
$95.2
$114.9
$110.8
$330.2
$318.9
$391.5
2018
2019
PF LTM 6/30/20
PRSC / LogistiCare
Simplura
Gross Margin

(1) *Pro forma LTM 9/30/20E represents the midpoint of management provided estimates. These figures are estimates and are subject to change, and have not been reviewed by the independent auditors of Providence or Simplura. Reconciliations for Adjusted EBITDA to the most directly comparable GAAP measure are not available without unreasonable efforts*

(2) *Defined as Adjusted EBITDA less CapEx.*

(3) *PRSC / LogistiCare gross profit calculated as revenue less purchased services.*

EBITDA ADJUSTMENTS SUMMARY – PROVIDENCE

Pro Forma Adjusted EBITDA

($ Millions)	FYE 2018	FYE 2019	LTM 6/30/20
Income from Continued Ops	$ 18.2	$ (5.0)	$ 50.7
Net Interest Expenses	1.8	0.9	2.0
Income Tax Provision	4.7	(0.6)	6.0
Depreciation and amortization	15.8	16.8	17.9
Reported EBITDA	**$ 40.5**	**$ 12.1**	**$ 76.6**
Adjustments			
1 COVID-19 related costs	$ -	$ -	$ 0.2
2 Asset Impairment	14.2	-	-
3 Transaction expense	7.2	2.7	(0.5)
4 Restructuring and Related Expense	11.5	6.7	4.5
5 Equity in Net Loss / (Gain) of Investee	6.2	29.7	24.8
6 (Gain) on Remeasure of Cost Method Investment	(6.6)	-	-
7 Litigation (Income) / Expense, net	(0.2)	-	(0.0)
Total Adjustments	**$ 32.3**	**$ 39.1**	**$ 29.1**
Pro Forma Adjusted EBITDA	**$ 72.8**	**$ 51.2**	**$ 105.7**

Adjustment Detail

1. **COVID-19 related costs**- Adjustment to add-back one-time costs related to COVID-19 spend
2. **Asset Impairment**- The impairment is related to the 2018 decision not to proceed with NET Services "Next Generation" IT project due to acquisition of Circulation technology
3. **Transaction expense**- Transaction cost/benefit that is related to a positive adjustment from Circulation's management incentive plan
4. **Restructuring and related expense**- Restructuring and related charges include value enhancement implementation costs, severance payouts, organization consolidation costs and professional fees
5. **Equity in Net Loss / (Gain) of Investee**- Add back of the Company's proportional share of the net loss (non-cash) related to the Company's 43.6% non-controlling ownership stake in Matrix
6. **(Gain) on Remeasure of Cost Method Investment**- The Company reported a gain after a re-measurement of the Company's initial cost method investment in the acquisition of Circulation
7. **Litigation (Income) / Expense, net**- Resolution related to a defense cost for a putative stockholder's class action derivative complaint

EBITDA ADJUSTMENTS SUMMARY – SIMPLURA

Pro Forma Adjusted EBITDA

($ Millions)	LTM 6/30/20
GAAP Net Loss	**$ (1.9)**
Adjusted EBITDA Addbacks	
Interest Expenses, Net	$ 27.6
Income Tax Expense	2.0
Depreciation and Amortization	20.0
Other, Net [(1)]	1.8
Adjusted EBITDA	**$ 49.6**

(1) *Reflects impact of various one-time, non-recurring items (including negative impact of COVID-19).*

Appendix

THE PROVIDENCE SERVICE CORPORATION

LOGISTICARE'S CLIENT RELATIONSHIP DYNAMICS

Diversified customer base with largest customer representing 12.7% of revenue in 2019

1 States & local government agencies

Contract and revenue model

- Multi-year (3-5 years), often capitated at-risk contracts
  - Retention: > 90%
- Structured RFP process with general information released to the public
- Defined contract start and end dates results in easily trackable contract pipeline
- Stable / accurate member utilization history
- Liquidated damages more prevalent and increasingly tied to diverse components
- Formal award process with scoring factored on various components (technical, cost, presentation, etc.)

Key objectives

- Budget predictability
- Actuarial soundness

2 Managed care organizations

Contract and revenue model

- Typically evergreen contracts with cancellation notice periods on both sides
  - Retention: > 90%
- Some contracts requiring RFPs with others based on traditional relationship sales processes
- Flexible contract type given upfront challenges on membership data

Key objectives

- Value-driven / cost focused
- Quality membership experience

3 Healthcare providers

Contract and revenue model

- Annually recurring revenue stream (self-renewing)
  - Retention: > 90%
- Large upsell/expansion potential (e.g. administrative hospital departments, outpatient visits)
- Administrative fee + ride cost pass through

Key objectives

- Healthcare provider throughput & reduction in appointment no-shows
- Differentiated patient experience
- Utilization control and visibility
- Improved outcomes, especially for at-risk providers

Why We Win

- **Scale:** Largest NEMT provider in the U.S. managing ~63 million trips across ~29 million member lives
- **Relationships:** Driving retention rates with ~300+ contracts with States, MCOs and other providers dating back as long as 23 years
- **Extensive Network:** Proven experience in building networks, credentialing and CMS Compliance with 5,800 transportation providers across 49 states
- **Quality Service:** Reliable, trusted and consistent member experience achieved by efficiencies in routing and trip optimization
- **Risk Management:** Manages risk on behalf of payors with 85% capitated contracts, delivering cost-effective and outcome improving solutions by providing clear ROI with enabling access to care
- **Safety:** Provides a vulnerable member population with peace of mind through the assurance of safe vehicles and credentialed drivers
- **Technology**: Platform leads NEMT with reach and breadth of capabilities

LOGISTICARE'S MAJOR CONTRACT TYPES

	Category	% of revenue	Description	Rights to revenue: Revenue Model	Rights to revenue: Amount invoiced
Capitated	Full-Risk	85%	LogistiCare receives a fixed payment per month for each member ("PMPM" or "per member per month"); those PMPM fees remain the same regardless of how many or how few times the member utilizes LogistiCare's services (usage) and how much cost is incurred in providing those services (fulfillment costs)	Membership X contractual PMPM	Membership X contractual PMPM
Capitated	Reconciliation		Similar to Capitated at-risk contracts; however, total fees are trued up if actual costs incurred deviate outside of predefined boundaries. This type of contract is typically used on a temporary basis during the early stage of a contractual relationship (i.e., before LogistiCare and the customer have sufficient experience to form expectations of utilization / cost)	Membership X applicable contractual PMPM(1)	Membership X contractual PMPM
Capitated	Fixed Fee		LogistiCare receives a fixed fee at contract inception as defined in the contract; fee is not subject to true-up	Annual fixed fee / 12 months	Annual fixed fee / 12 months
Other	Fee-for-service	15%	LogistiCare receives a fixed fee for each service it performs; this fee constitutes costs incurred plus an agreed-upon margin	Verified paid costs + estimated costs incurred + contractual markup	Verified paid costs + contractual markup
Other	Administrative services only (ASO)		LogistiCare receives an administrative fee as specified in the customer contract and embedded in a PMPM; in most cases, LogistiCare pays vendors (i.e., within the LogistiCare network) on behalf of the customer and invoices the customer for those costs plus an agreed-upon fee	Verified paid costs + estimated costs incurred + (membership X PMPM admin fee)	Verified paid costs + (membership X PMPM admin fee)

(1) Reconciliation contracts specify various PMPM rates LogistiCare should apply depending on the amount of costs incurred

EBITDA ADJUSTMENTS SUMMARY – MATRIX[1]

($ Millions)	Q2 20	Q2 19	YTD Q2 20	YTD Q2 19
Revenue	**$ 90.7**	**$ 72.2**	**$ 152.0**	**$ 139.1**
Net income (loss)	8.9	(3.7)	2.5	(8.1)
Depreciation and amortization	9.7	11.3	19.7	22.5
Interest expense	5.0	6.4	10.7	12.8
Provision (benefit) for income taxes	1.4	(1.2)	0.4	(2.6)
Reported EBITDA	**$ 25.0**	**$ 12.8**	**$ 33.3**	**$ 24.6**
Adjustments				
Management fee	$ 1.2	$ 0.7	$ 1.7	$ 1.3
Integration expense	-	-	-	1.5
Severance costs	0.1	-	0.9	-
COVID-19 related costs	4.9	-	5.1	-
Transaction costs	1.4	0.2	1.7	0.3
Total Adjustments	**$ 7.6**	**$ 0.9**	**$ 9.4**	**$ 3.1**
Adjusted EBITDA	**$ 32.6**	**$ 13.7**	**$ 42.7**	**$ 27.7**
% Margin	*35.9%*	*19.0%*	*28.1%*	*19.9%*
Reconciliation of Matrix Net Income to Equity (Gain) Loss of Investee[2]				
Matrix net (income) loss (standalone)	$ 8.9	$ (3.7)	$ 2.5	$ (8.1)
Divided by Providence Share	43.6%	43.6%	43.6%	43.6%
Equity in net gain (loss) of investee	$ 3.9	$ (1.6)	$ 1.1	$ (3.6)
Management fee and other	0.5	0.3	0.8	0.6
Net gain (loss) - equity investment	**$ 4.4**	**$ (1.3)**	**$ 1.9**	**$ (3.0)**

(1) The results of our equity method investment are excluded from the calculation of Providence's Adjusted EBITDA and Adjusted Net Income.

(2) A reconciliation has been provided to bridge from equity in net gain (loss) of investee to Matrix's standalone net income (loss).

PROVIDENCE
SERVICE
CORPORATION

LogistiCare

Simplura
HEALTH GROUP





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